UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2019

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-38445	36-4787690
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

642 Newtown Yardley Road, Suite 100

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Item 2.02                                           Results of Operations and Financial Condition.

On November 12, 2019, Helius Medical Technologies, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended September 30, 2019, as well as information regarding a conference call to discuss these financial results and the Registrant’s recent corporate highlights. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

On November 12, 2019, the Registrant announced its proposed plan to conduct a single arm clinical study as opposed to a new randomized study in order to support the its planned submission of a new request to the U.S. Food and Drug Administration (“FDA”) for de novo classification of its Portable Neuromodulation Stimulator (“PoNSTM”). This study is designed to provide patients with 5 weeks of physical therapy (“PT”) alone and compare these results to the existing results from the active arm of the Registrant’s registrational trial TBI 001 protocol. In accordance with the recommendations of the FDA, the Registrant plans to extend the study of PT alone patients for an additional 5 weeks of treatment involving PT and treatment with the PoNS device. This will allow the Registrant to compare the effects of 5 weeks of PT alone to the effects of an additional treatment of 5 weeks of PT + PoNS with the same patients. The Registrant estimates that it will be able to submit a new request for de novo classification based on the results of this 42-patient study in the third quarter of 2020.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are often identified by terms such as “believe,” “continue,” “look forward,” “will” and similar expressions. Such forward-looking statements include, among others, statements about Registrant’s future clinical and regulatory development plans for the PoNS device, the success of the Registrant’s planned study and the potential receipt of regulatory clearance of the PoNS device in the United States. These forward-looking statements are based on information currently available to the Registrant and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties associated with the clinical development process and FDA regulatory submission and approval process, including the Registrant’s capital requirements to achieve its business objectives and other risks detailed from time to time in the filings made by the Registrant with securities regulators, and including the risks and uncertainties about the Registrant’s business described in the “Risk Factors” sections of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2018, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and its other filings with the United States Securities and Exchange Commission. The Registrant is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press Release, dated November 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: November 12, 2019	By:	/s/ Joyce LaViscount
Joyce LaViscount Chief Financial Officer